UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 25, 2006
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-8514	95-3822631
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
411 N. Sam Houston Parkway, Suite 600
Houston, Texas
(Address of principal executive offices)
77060
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE
EXHIBIT INDEX
Executive Officer Annual Incentive Plan
Form of Change-of-Control Employment Agreement
Form of Employment Agreement for Advisors

Item 1.01 Entry into a Material Definitive Agreement
     On April 25, 2006, the stockholders of Smith International, Inc. (the “Company”) approved the Smith International, Inc. Executive Officer Annual Incentive Plan (the “Plan”), effective January 1, 2006, previously approved by the Board of Directors of the Company. The purpose of the Plan is to provide designated officers with incentive compensation that is correlated with the achievement of specified performance goals. Accordingly, compensation paid under the Plan will not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code.
     The Plan is administered by the Compensation and Benefits Committee of the Board (the “Committee”) in accordance with the express provisions of the Plan. Officers of the Company, its subsidiaries or its business units who are selected annually by the Committee are eligible to participate in the Plan. For each fiscal year, the Committee determines the performance objectives and the corresponding award opportunities for each participant expressed as a percentage of such participant’s base salary. Performance objectives may be determined based on a wide array of financial metrics as outlined in the Plan.
     The Committee has determined that the corporate performance goals for the 2006 performance year will be based on the achievement of specified return on shareholder equity and earnings per share targets. The Committee also determined that certain of the business unit performance goals for 2006 will be based on the achievement of specified return on total assets and net income targets. For other business units, the business unit performance goals will be based on the achievement of specified return on operating assets and earnings before interest and taxes targets.
     After the end of each fiscal year, the Committee will determine and certify the extent to which the performance objectives assigned to each participant were achieved. The Committee may reduce or eliminate (but not increase) the amount of any award that would otherwise be payable to a participant. Following the Committee’s determination of awards to be paid, such awards will be paid in a cash lump sum.
     On April 28, 2006, the Company entered into Change-of-Control Employment Agreements (the “Change-of-Control Agreements”) with Malcolm W. Anderson, Richard E. Chandler, Jr., Bryan L. Dudman, and Peter Pintar, each to be effective as of January 1, 2006, and with Donald McKenzie, to be effective as of April 30, 2006. In the event of a “Change of Control” of the Company (as defined in the Change-of-Control Agreements), the Change-of-Control Agreements provide for the continued employment of the executive officers for a period of three years and provide for the continuation of salary and benefits. If the executive is terminated by the Company (other than for cause, death or disability), or if the executive elects to terminate his or her employment for “Good Reason” (as defined in the Change-of-Control Agreements), the executive is entitled to receive a lump sum payment in cash equal to the aggregate of the following amounts: (i) current annual base salary and pro rata bonus through the date of termination; (ii) any compensation previously deferred by the executive and any accrued vacation pay; (iii) three times the executive’s annual base salary and Highest Annual Bonus (as defined in the Change-of-Control Agreements); and (iv) any actuarial difference in the Company’s Supplemental Executive Retirement Plan benefit the executive would have received had the executive’s employment continued for three years after the date of the executive’s termination. The executive would also receive continued coverage under applicable welfare and benefit plans for three years. The severance multiple is reduced to two during the second year following a Change of Control event and one during the third year. Continuation of coverage under applicable welfare and benefit plans is subject to similar reduction during the years following a Change of Control.
     The Change-of-Control Agreements also provide for an additional payment to the executive of an amount equal to any Excise Tax (as defined in the Change-of-Control Agreements), imposed on the aggregate cash payment described above and any income taxes imposed on such additional payment, so that the executive receives the amount that would have been received had any Excise Tax not been imposed. The determination of whether and when the additional payment is required and the amount of such payment will be made by a certified public accounting firm designated by the executive.
     The Change-of-Control Agreements are automatically extended each year so as to terminate three years from the Renewal Date (as defined in the Change-of-Control Agreements), unless the Company gives notice at least 60 days prior to the Renewal Date that the agreement shall not be so extended.
     On April 28, 2006, the Company signed an Employment Agreement (the “Carroll Agreement”) with Loren Carroll to serve as an advisor for a period of two years, commencing May 1, 2006. The Carroll Agreement provides for an annual base salary of $16,667 per month, subject to adjustment, eligibility to participate in all Company benefit plans and a perquisite payment of $6,125 per month. The Carroll Agreement may be terminated by either party with 30 days written notice.
     On April 28, 2006, the Company also signed an Employment Agreement (the “Sutton Agreement”) with Neal Sutton to serve as an advisor for a period of two years, commencing May 1, 2006. The Sutton Agreement provides for an annual base salary of $12,500 per month, subject to adjustment, eligibility to participate in all Company benefit plans and a perquisite payment of $1,558 per month. The Sutton Agreement may be terminated by either party with 30 days written notice.
     The foregoing descriptions of the Plan, the Form of Change-of-Control Agreement, and the Form of Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the applicable agreements, which are filed herewith.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Exhibit
10.1	Smith International, Inc. Executive Officer Annual Incentive Plan.

10.2	Form of Change-of-Control Employment Agreement.

10.3	Form of Employment Agreement for Advisors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.

Date: May 1, 2006	/s/ RICHARD E. CHANDLER, JR.

By: Richard E. Chandler, Jr.
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Smith International, Inc. Executive Officer Annual Incentive Plan.

10.2	Form of Change-of-Control Employment Agreement.

10.3	Form of Employment Agreement for Advisors.